Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO
SECTION 1350 PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Opta Corporation (“Company”) on Form 10-K for the fiscal year ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (Report), I, Vincent Y. Yan, President, Chief Executive Officer and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)               the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange act of 1934; and

(2)               the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 14, 2005

/s/ YAN, Vincent Yong
YAN, Vincent Yong
President, Chief Executive Officer, Director

A signed original of this written statement required by Section 906 has been provided to Opta Corporation. and will be retained by Opta Corporation and furnished to the Securities and Exchange Commission or its staff upon request.